UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
Depositary Shares, each representing 1/4,000th of a share of Series C Noncumulative Perpetual Preferred Stock	BK PrC	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

Upon issuance of the Series G Noncumulative Perpetual Preferred Stock, liquidation preference $100,000 per share, par value $0.01 per share (the “Series G Preferred Stock”) by The Bank of New York Mellon Corporation (the “Registrant”) on May 19, 2020, the ability of the Registrant to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of the Registrant that rank junior to the Series G Preferred Stock will be subject to certain restrictions in the event that the Registrant does not declare and pay (or set aside) dividends on the Series G Preferred Stock for the last preceding dividend period. The terms of the Series G Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations (as defined in Item 5.03 below), a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2020, the Registrant filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series G Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On May 12, 2020, the Registrant entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and BNY Mellon Capital Markets, LLC, as representatives of the several underwriters listed therein (the “Underwriters”), relating to the public offering (the “Offering”) of 1,000,000 depositary shares (the “Depositary Shares”), each representing a 1/100th interest in a share of the Series G Preferred Stock. The Underwriting Agreement contains various representations, warranties and agreements by the Registrant, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 as an exhibit to the Registrant’s registration statement on Form S-3 (File No. 333-228787) (the “Registration Statement”) and such exhibit is hereby incorporated by reference into the Registration Statement.

A copy of the opinion of James J. Killerlane III, Deputy General Counsel and Chief Securities Counsel of the Registrant, relating to the legality of the issuance and sale of the Depositary Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K. Exhibits 5.1 and 23.1 (included in Exhibit 5.1) of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

The Depositary Shares were issued pursuant to a Deposit Agreement, dated as of May 19, 2020 (the “Deposit Agreement”), by and among the Registrant, Equiniti Trust Company, as depositary, and the holders from time to time of the depositary receipts described therein, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference. The form of certificate representing the Series G Preferred Stock and the form of depositary receipt representing the Depositary Shares are filed and included as Exhibit A and Exhibit B, respectively, to the Deposit Agreement and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1

Underwriting Agreement, dated May 12, 2020, by and among the Registrant and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and BNY Mellon Capital Markets, LLC, as representatives of the several underwriters listed therein

3.1	Certificate of Designations of the Registrant with respect to the Series G Preferred Stock, dated May 15, 2020, filed with the Secretary of State of the State of Delaware and effective May 15, 2020

4.1

Certificate of Designations of the Registrant with respect to the Series G Preferred Stock, dated May 15, 2020, filed with the Secretary of State of the State of Delaware and effective May 15, 2020 (filed as Exhibit 3.1)

4.2	Deposit Agreement, dated as of May 19, 2020, by and among the Registrant, Equiniti Trust Company, as depositary, and the holders from time to time of the depositary receipts described therein

4.3	Form of certificate representing the Series G Preferred Stock (included as Exhibit A to Exhibit 4.2)

4.4	Form of depositary receipt representing the Depositary Shares (included as Exhibit B to Exhibit 4.2)

5.1	Opinion of James J. Killerlane III, Deputy General Counsel and Chief Securities Counsel of the Registrant

23.1	Consent of James J. Killerlane III, Deputy General Counsel and Chief Securities Counsel of the Registrant (included in Exhibit 5.1)

104	Cover Page Interactive Data file – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: May 19, 2020	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Secretary